EXHIBIT 32.1

                  21ST CENTURY HOLDING COMPANY AND SUBSIDIARIES

      STATEMENTS REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of 21st Century Holding Company (the "Company") for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
A. Widdicombe, Chief Executive Officer of the Company, certify that - the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and - information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                           /s/ Richard A. Widdicombe
                           --------------------
                           Richard A. Widdicombe

March 30, 2004

The foregoing certification is made solely for the purpose of 18 U. S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.